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                                                                    Exhibit 10.6

                         EMERGENCY MEDICAL SERVICES L.P.
                               EQUITY OPTION PLAN

1.    PURPOSES.

      The purposes of this Plan are to further the growth, development and financial success of Emergency Medical Services L.P., by providing incentives to those officers and key employees of the Company, or a subsidiary thereof, who have the capacity to contribute in substantial measure to the growth and profitability of the Company and to assist the Company in attracting and retaining employees with the ability to make such contributions.

2.    DEFINITIONS.

      As used in this Plan, the following terms have the meanings set forth below:

            "BOARD" means the board of directors of the Company, provided, that at any time the "Company" is a limited partnership, the "Board" shall mean the board of directors of the general partner of the Company.

            "CAUSE" means an Optionee's: (a) commission of an act of fraud, embezzlement, misappropriation or breach of fiduciary duty with respect to the Company or any affiliate of the Company; (b) conviction of, or plea of guilty or nolo contendere to, any felony; or (c) refusal, after explicit written notice, to obey any lawful resolution of or direction by his direct supervisor or the Board; provided, that, as to any Optionee who is party to an employment agreement with the Company or a subsidiary thereof in which "Cause" is defined, then, as to that Optionee only, the definition of Cause set forth in such agreement shall be substituted for the foregoing.

            "COMMITTEE" means the Compensation Committee of the Board, appointed as provided in Section 5 or, if no Committee has been appointed, the Board.

            "COMPANY" means Emergency Medical Services L.P., a Delaware limited partnership, and any successor thereto resulting from any merger, consolidation or other reorganization of or including the Company.

            "EFFECTIVE DATE" means February 10, 2005.

            "EMPLOYEE" means any employee (including any officer) of the Company or any subsidiary thereof.

            "FAIR MARKET VALUE" of a Unit on any date means: (a) if the Units are listed on a national securities exchange, the officially quoted closing price on such securities exchange; (b) if the Units are listed on the NASDAQ National Market, the officially quoted last sale price on NASDAQ; (c) if neither
(a) nor (b) applies and the Units are traded on an over-the-counter market, the average of the closing bid and asked prices for the Units in such over-the-counter market for the preceding ten days on which such bid and asked prices were quoted; or (iv) if the Units are not listed on either a national securities exchange or NASDAQ or on an over-the-counter market, the fair market value determined in good faith by the Board.

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            "GENERAL PARTNER" means Emergency Medical Services Corporation or its successor as general partner of the Company.

            "LIQUIDITY EVENT" means (i) the sale of all, or substantially all, of the Company's consolidated assets, including, without limitation, a sale of all or substantially all of the assets of the Company or any of its subsidiaries whose assets, constitute all or substantially all of the Company's consolidated assets, in any single transaction or series of related transactions or (ii) any merger or consolidation of the Company with or into another entity unless, after giving effect to such merger or consolidation, the holders of the Company's Units (on a fully-diluted basis) immediately prior to the merger or consolidation, own Units (on a fully-diluted basis) of the surviving or resulting corporation representing a majority of the outstanding voting power to elect directors of the surviving or resulting corporation (or the general partner of a surviving partnership) in the same proportions that they held their Units prior to such merger or consolidation. An initial public offering of the Company shall not be deemed to be a Liquidity Event.

            "OPTION" means an option to purchase Units.

            "OPTION AGREEMENT" means an agreement to be entered into between the Company and an Optionee, which agreement shall set forth additional terms and conditions of the Option granted to such Optionee.

            "OPTIONEE" means an Employee to whom an Option has been granted.

            "PLAN" means this plan, as amended from time to time.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "UNIT" means (a) a Class B Unit representing a limited partnership interest in the Company and (b) any equity security issued, directly or indirectly, with respect to a Class B Unit by way of dividend or unit split, exchange or conversion, or in connection with a combination of units, shares, recapitalization, merger, consolidation or other reorganization.

3.    PARTICIPATION.

      Any Employee who is designated by the Committee shall be a participant in this Plan and eligible to receive Options hereunder.

4.    TERMS OF OPTIONS.

      4.1 TERMS OF OPTIONS.

            (a) Exercise Price. The exercise price for the Units shall be determined by the Committee, in its sole discretion.

            (b) Term. Options shall be for such term as the Committee shall determine, provided, that no Option shall be exercisable after the expiration of ten years from the date it is granted.

            (c) Vesting. Options shall be exercisable in such installments (which need not be equal) and at such times as the Committee may determine in its sole discretion, and as

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set forth in the Option Agreement, which may include any performance or other goals that must be attained for Options to become exercisable. Notwithstanding the foregoing, the Committee may accelerate the exercisability of an Option at any time.

            (d) Exercise of Option After Termination of Employment. If the Optionee dies while an Employee, or if his termination of employment is due to disability (as determined by the Committee), the Optionee (or his beneficiary or personal representative, as applicable) may exercise the Option until the earlier of the date that is 90 days after such termination, or the remaining term of the Option. Except as provided in the preceding sentence, and subject to the terms of any Option Agreement, an Option granted under this Plan is exercisable by an Optionee only while he is an Employee and shall terminate on the date of the Optionee's termination of employment.

            (e) Termination Upon a Liquidity Event. Unless otherwise provided in an Option Agreement, all Options granted pursuant to this Plan shall terminate automatically upon the consummation of a Liquidity Event.

            (f) Execution of Partnership Agreement. As a condition to the grant of any Option under this Plan, each Optionee shall execute and deliver a Joinder Agreement to the Partnership Agreement, dated February 10, 2005, by and among the Company, Onex Partners LP and the other parties named therein (as the same may be amended, supplemented or otherwise modified from time to time, the "PARTNERSHIP AGREEMENT") under which such Optionee shall become a party to the Partnership Agreement and acknowledge that each Option, and all Units acquired by him or her upon exercise of such Options, will be subject to the terms and conditions contained in the Partnership Agreement.

            (g) Execution of Equityholders Agreement. As a condition to the grant of any Option under this Plan, each Optionee shall execute and deliver a Joinder Agreement to the Employee Equityholders Agreement, dated February 10, 2005 by and among the Company and certain equityholders of the Company named therein (as the same may be amended, supplemented or otherwise modified from time to time, the "EMPLOYEE EQUITYHOLDERS AGREEMENT") or the Investor Equityholders Agreement, dated February 10, 2005, by and among the Company and certain equityholders of the Company named therein (as the same may be amended supplemented or otherwise modified from time to time, the "INVESTOR EQUITYHOLDERS AGREEMENT"), under which such Optionee shall become a party to the Employee Equityholders Agreement or the Investor Equityholders Agreement, as applicable, and acknowledge that each Option, and all Units acquired by him or her upon exercise of such Options, will be subject to the terms and conditions contained in the Employee Equityholders Agreement or the Investor Equityholders Agreement, as applicable.

            (h) Rights as Limited Partner. An Optionee shall have no rights as a limited partner with respect to any Units unless and until Options with respect to the underlying Units are exercised, the Company has received consideration equal to the Exercise Price of such Options and the issuance of the Units is recorded in the Company's Unit register. Except as otherwise expressly provided in this Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on which the issuance of the Units is recorded in the Company's register.

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      4.2 NON-TRANSFERABILITY.

            No Option granted hereunder shall be transferable by the Optionee other than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative, provided that, in the sole discretion of the Committee (subject to the transferee becoming a party to the Partnership Agreement and the Equityholders Agreement, and otherwise agreeing to any restrictions on transfer imposed by the Committee in its sole discretion), Options may be transferable pursuant to a qualified domestic relations order.

      4.3 METHOD OF EXERCISE.

            An Option shall be exercised by delivery of a written notice to the secretary of the General Partner or to the secretary of the Company, at the Company's principal executive office, which notice specifies the number of Units to be purchased and is accompanied by full payment therefor and otherwise in accordance with the Option Agreement pursuant to which the Option was granted. The purchase price for any Units purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by certified or bank check or, at the sole discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring previously owned Units to the Company or by having Units withheld. Any Units transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Option Agreement evidencing the Option to the secretary of the General Partner or to the secretary of the Company who shall endorse thereon a notation of such exercise and return such Option Agreement to the Optionee. Not less than 100 Units may be purchased at any time upon the exercise of an Option unless the number of Units so purchased constitutes the total number of Units then purchasable under the Option or the Committee determines otherwise, in its sole discretion.

5.    ADMINISTRATION.

      5.1 COMPOSITION OF THE COMMITTEE.

            This Plan shall be administered by the Committee, which shall consist of at least two individuals appointed by and serving at the pleasure of the Board, provided, that if the Company consummates an "initial public offering" for the Units, each Committee member must qualify as an "outside director" as such term is used in Section 162(m) of the Internal Revenue Code of 1986, unless the Board determines otherwise, in its sole discretion. All Committee members shall be members of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board and may be removed by the Board at any time for any reason. Vacancies in the Committee shall be filled by the Board. If no Committee has been appointed, this Plan shall be administered by the Board acting by a majority of the Board. In such case, the Board shall have all the powers and duties as would have been delegated to the Committee hereunder.

      5.2 DUTIES AND POWERS OF COMMITTEE.

            Subject to the provisions of this Plan, the Committee shall have the sole and complete authority to determine which Employees shall be granted Options, the number of Units to be covered by each Option, the exercise price therefor and the terms and conditions

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applicable to the exercise of the Option. The Committee shall conduct the general administration of this Plan in accordance with its terms and provisions, and shall have the power to interpret this Plan and to adopt such rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be binding upon all persons, including, but not limited to, the Company, other partners, all subsidiaries, Employees, Optionees and their respective heirs, successors and assigns.

      5.3 MAJORITY RULE.

            The Committee shall act by a majority of its members in office in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by a majority of the members of the Committee.

      5.4 COMPENSATION; PROFESSIONAL ASSISTANCE.

            Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.

      5.5 DELEGATION OF AUTHORITY.

            The Committee may, in its sole discretion, delegate to any proper officer of the Company, or more than one of them, any or all of the administrative duties of the Committee under this Plan.

      5.6 NO LIABILITY.

            No member of the Board or the Committee, or any director, officer of the Company or other Employee, shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person with respect to this Plan so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.

6.    UNITS SUBJECT TO THIS PLAN.

      6.1 UNITS SUBJECT TO THIS PLAN.

            Subject to adjustment as provided for in Section 6.2, the maximum number of Units that may be issued upon the exercise of Options is 2,409,000, being 11% of the Units outstanding on the Effective Date. The Company shall reserve such number of Units for the purposes of this Plan. In the event that an Option expires or is terminated unexercised as to any Units covered thereby, or is canceled or forfeited for any reason under this Plan without the delivery of Units, such Units shall thereafter be again available for award pursuant to the Plan.

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      6.2 EFFECT OF CHANGES IN UNITS.

            (a) Subject to the provisions of Section 4.1(e), in the event that the outstanding Units are changed into or exchanged for a different number or kind of units or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, combination of units, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of Units, and the Exercise Price therefor, as to which the Option, to the extent not theretofore exercised, shall be exercisable. For the avoidance of doubt, unless the Board otherwise provides in its sole discretion as to all or any part of the outstanding Options or as otherwise provided in an Option Agreement, all Options shall terminate automatically upon the consummation of a Liquidity Event.

            (b) In the event that the Committee determines that any extraordinary cash dividend, cash distributions, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of Units, warrants or rights offering to purchase Units at a price substantially below Fair Market Value, or other similar entity-level event affects the Unit such that an adjustment is appropriate in order to preserve the benefits or potential benefits intended to be made available under this Plan, the Board shall, in its sole discretion, and in such manner as the Board may deem equitable, adjust any or all of (i) the number and kind of Unit subject to outstanding Options, and (b) the exercise price with respect to any outstanding Option and/or, if deemed appropriate, make provision for a cash payment to an Optionee. The Board may, in its sole discretion, determine that the number of Units subject to any Option shall only be a whole number.

7.    MISCELLANEOUS.

      7.1 TERM OF PLAN.

            This Plan shall be effective on the Effective Date and shall continue in effect until the tenth anniversary thereof.

      7.2 AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN.

            This Plan may be amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. Neither the amendment, suspension nor termination of this Plan shall, without the consent of an Optionee, alter or impair any rights or obligations under any Option theretofor granted. No Options may be granted during any period of suspension nor after termination of this Plan, and in no event may any Options be granted after the tenth anniversary of the Effective Date.

      7.3 AMENDMENT OF OPTION.

            The Committee may amend, modify or terminate any outstanding Option with the Optionee's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan, including without limitation, (a) to change the date or dates as of which an Option becomes exercisable, or (b) to cancel and reissue an Option under such different terms and conditions as it determines appropriate.

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      7.4 REGULATIONS AND OTHER APPROVALS.

            (a) The obligation of the Company to sell or deliver Units with respect to Options shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental authorities as may be deemed necessary or appropriate by the Committee.

            (b) The Board may make such changes to this Plan as may be necessary or appropriate to comply with the rules and regulations of any governmental authority or national securities exchange or other market on which the Units are quoted.

            (c) Each Option is subject to the requirement that, if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of Units issuable pursuant to this Plan is required by any national securities exchange, or under any state or federal law, or the consent or approval of any governmental authority is necessary or appropriate as a condition of, or in connection with, the grant of an Option or the issuance of Units, no Options shall be granted or Units issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions that are not acceptable to the Committee.

            (d) In the event that the disposition of Units acquired pursuant to this Plan is not covered by a then current registration statement under the Securities Act, such Units shall be subject to restrictions on transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require any individual receiving Units pursuant to this Plan, as a condition precedent to receipt of such Units, to represent to the Company in writing that the Units acquired by such individual are acquired for investment only and not with a view to distribution. The certificate for any Units acquired pursuant to this Plan shall include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

      7.5 GOVERNING LAW.

            This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof.

      7.6 WITHHOLDING OF TAXES.

            As a condition to the exercise of an Option and the continued holding of Units received upon exercise of an Option, to the extent required by law, no later than the date as to which an amount first becomes includible in the gross income of an Optionee for federal income tax purposes with respect to any award granted under this Plan, the Optionee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state or local taxes of any kind required by law or the Company to be withheld with respect to such amount. The obligations of the Company under this Plan shall be conditional on such payment or arrangements and the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee. In its sole discretion, the Committee may permit an Optionee to satisfy withholding obligations by delivering previously owned Units or by electing to have Units withheld.

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      7.7 NO RIGHT TO CONTINUED EMPLOYMENT.

            Nothing in this Plan or in any award agreement shall confer upon any Employee any right to continue in the employ of the Company or any subsidiary thereof or shall interfere with or restrict in any way the right of the Company and its subsidiaries, which are hereby expressly reserved, to remove, terminate or discharge any Employee at any time for any reason whatsoever, with or without Cause.

      7.8 TITLES; CONSTRUCTION.

            Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

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